Investment Risks	Nov. 20, 2025
Impact Shares Women's Empowerment ETF | Intellectual Property Risk [Member]
Prospectus [Line Items]
Risk [Text Block]
•	The risk factor titled “Intellectual Property Risk” in the section of the Fund’s Summary Prospectus and Prospectus titled “Fund Summary – Principal Risks” is amended and restated as follows:

Intellectual Property Risk. The Fund relies on licenses that permit the Adviser to use the Underlying Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the investment strategies of the Fund and/or in marketing and other materials for the Fund. Such licenses may be terminated, and, as a result, the Fund may lose its ability to use the Intellectual Property. In the event a license is terminated, or the license provider does not have rights to license the Intellectual Property, the operations of the Fund may be adversely affected.